SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 24, 2006


                              TREND MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-31159                   81-0304651
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            5439 South Prince Street
                            Littleton, Colorado 80120
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (303) 798-7363
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former name or former address, if changed from last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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


Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
                  ------------------------------------------------------

         On January 24, 2006, Trend Mining Company (the "Company") determined that the Company's consolidated financial statements for fiscal year ended
September 30, 2005, as previously issued on January 12, 2006, need to be restated due to a misclassification. As a result, the Company is amending and restating its financial statements as reported on Form 10-KSB for the fiscal year ended September 30, 2005.

         On June 13, 2005, July 19, 2005 and August 17, 2005, the Company made cash payments of an aggregate of $900,000 to Pacific Rim Mining Corporation ("Pacific Rim"), to acquire interests in DMC Cayman, Inc., a Cayman Island subsidiary of Pacific Rim ("DMC"), which indirectly owns and operates the Andacollo, Chile gold mine. Each of these payments was accounted in the previously issued financial statements as an Exploration Expense, rather than as Mineral Property, a capital asset. The actual expense attributed to the DMC acquisition was $153,170. On September 20, 2005, the Company sold its interests in DMC for $1,122,975 cash which was received subsequent to the fiscal year end, thus, resulting in an Account Receivable of $1,122,975, and a Gain on Sale of Mineral Property of $69,805 at September 30, 2005.

         The restatement includes, among other things, the following adjustments: a $900,000 reduction in Exploration Expense, a $1,000,000 increase in Accounts Receivable, a $30,195 increase in expenses and a $69,805 increase in Gain on Sale of Mineral Property. The restated financial statements are contained in the Company's Amendment No. 1 to Form 10-KSB for the fiscal year ending September 30, 2005, as filed with the Securities and Exchange Commission on February 1, 2006. The Company's President and Chief Executive Officer and its Chief Financial Officer have discussed with Williams & Webster, P.S., the Company's independent registered public accounting firm, the matters disclosed in this current report on Form 8-K.

         Williams & Webster, P.S., the Company's independent registered public accounting firm, issued its unqualified opinion on January 12, 2006, with respect to the financial statements in the Form 10-KSB as originally filed on January 13, 2006. The opinion has been reissued to reflect the addition of footnote 12, Correction of an Error, which is dated January 31, 2006, to the Company's financial statements for the fiscal year ended September 30, 2005 contained in the Amendment No. 1 to the Form 10-KSB.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2006

                                   TREND MINING COMPANY


                                   By: /s/  Thomas A. Loucks
                                       ----------------------------------
                                   Name:  Thomas A. Loucks
                                   Title: President and Chief Executive Officer